September 27, 2018

American Century Investment Management, Inc.
Attention:  General Counsel
4500 Main Street
Kansas City, MO 64119

	Re: Amendment to Schedule B


Dear Sir or Madam:

	This letter agreement serves to amend Schedule
B ("Schedule B") to our Investment Sub-Advisory
Agreement, dated June 3, 2010, as amended from time to time (the "Agreement").

       The amended Schedule B reflects the new
breakpoints with respect to the sub-advisory fees.
Amended Schedule B shall replace the existing Schedule
B effective October 1, 2018.

	The Agreement otherwise remains unchanged and shall continue in full force and effect.

	In the space provided below, please
acknowledge your agreement to the foregoing.

Very truly yours,

Charles Schwab Investment Management, Inc.


By:	/s/ Marie Chandoha
Name:	Marie Chandoha
Title:	President and Chief Executive Officer


ACKNOWLEDGED AND AGREED TO:

American Century Investment Management, Inc.


By:	/s/ Margie Morrison
Name:	Margie Morrison
Title:	Senior Vice President



SCHEDULE B
TO THE
INVESTMENT SUB-ADVISORY AGREEMENT
BETWEEN
CHARLES SCHWAB INVESTMENT MANAGEMENT,
INC.
AND
AMERICAN CENTURY INVESTMENT
MANAGEMENT, INC.


FEES

The Managed Assets of all mandates will be aggregated for purposes of calculating the fees. Fees will be accrued each day by applying to the Net Asset Value of the Managed
Assets at the end of that day, the daily rate, using a 365-day year, equivalent to the applicable fee percentage set forth below ("Company Percentage"). Fees will be paid within 30 days following the end of each calendar quarter.

The Sub-Adviser will not agree to a lower effective fee rate that is lower than Company Percentage with any other comparable client, as defined hereinafter, without notifying CSIM of such lower effective fee rate, pursuant to this Agreement. If at any time, the Company Percentage is greater than such fee rate, the Company Percentage will be reduced to be equal or less that fee rate. For purposes of this provision, the term "comparable client" shall mean any person or entity for which the Sub-Adviser is providing sub-advisory services, excluding clients whose fees are based on performance, that (1) enters into an investment management agreement with the Sub-Adviser after the date hereof (that is not a renewal, extension of or an amendment of an existing agreement) for the management of an account (either alone or together with other accounts of it and its affiliates) that is comparable or smaller in size to the Fund and (2) utilizes the same investment strategy and receives similar investment management services to those provided to the Fund, including without limitation, having comparable investment guidelines, restrictions and objectives. The determination of the applicability of this provision to any comparable client shall be made at the time of the Sub-Adviser's agreement to an effective fee rate.

COMPANY PERCENTAGE

65 Basis points on the first $250 million
60 Basis points on assets over $250 million


Effective Date of this Schedule B:  October 1, 2018